Investor Presentation October 2022

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes "forward-looking statements'' within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations for its full year 2022 guidance, OppFi's expectations with respect to the future performance of OppFi’s platform, and OppFi’s expectations for its growth, including growth of loan automation, profitability, and new products and their performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of inflation on OppFi’s business; the impact of COVID-19 on OppFi's business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBT, Adjusted Net Income (and margin thereof), Adjusted EBITDA (and margin thereof) and Adjusted Operating Expense (and margin thereof), have not been prepared in accordance with United States generally acceptable accounting principles ("GAAP"). Adjusted EBT is defined as Net Income, plus (1) recruiting fees, severance and relocation, (2) amortization of debt transaction costs and (3) other addbacks and one-time expenses following the closing of the business combination, including one-time implementation fees, stock compensation expenses, IPO readiness costs and management fees. Adjusted Net Income is defined as Net Income plus (1) recruiting fees, severance and relocation, (2) amortization of debt transaction costs and (3) other addbacks and one-time expenses following the closing of the business combination, including one-time implementation fees, stock compensation expenses, IPO readiness costs and management fees, adjusted for taxes assuming a tax rate of 25% for the three months ended June 30, 2021 and a 24.14% tax rate for the three months ended June 30, 2022 and adjusted for taxes assuming a tax rate of 25% for the six months ended June 30, 2021 and a 24.08% tax rate for the six months ended June 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EBITDA is defined as Adjusted Net Income plus (1) a tax rate of 25% for the three months ended June 30, 2021 and a 23.4% tax rate for the three months ended June 30, 2022 and adjusted for taxes assuming a tax rate of 25% for the six months ended June 30, 2021 and a 24.08% tax rate for the six months ended June 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies, (2) depreciation and amortization, (3) interest expense and (4) business (non-income) taxes. Adjusted Operating Expense is defined as total expenses excluding interest expense, add backs and one- time items. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. OppFi believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to OppFi’s financial condition and results of operations. OppFi’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing OppFi’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review OppFi’s audited financial statements, which have been filed with the SEC. A reconciliation for OppFi's non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. The Non-GAAP financial measures of Adjusted Operating Expense presented as a percentage of revenue and Net Loss on an Adjusted Basis for the full year 2022 are provided in this presentation only on a non-GAAP basis because a reconciliation to the most comparable GAAP financial measures, Total Expenses and Net Loss, is not available without unreasonable effort. OppFi believes that such items and, accordingly, the other items of the reconciliation, would require an unreasonable effort to predict with reasonable certainty the amount or timing of non-GAAP adjustments used to calculate these Non-GAAP financial measures. OppFi believes that any such forecast would result in a broad range of projected values that would not be meaningful to investors. Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue and Net Loss on an Adjusted Basis and margins with respect to Net Revenue, Adjusted Net Income, Adjusted EBITDA and Adjusted Operating Expense. The Company’s certified public accountant has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. Any estimates, forecasts or projections set forth in the Presentation have been prepared by the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward-Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation. No Offer or Solicitation This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only. .

2 To facilitate safe, simple and more affordable credit access to the 60 million everyday Americans who currently lack traditional options to rebuild their financial health OUR MISSION

33 Key Company Highlights 1. 2016– 2021 2. For second quarter 2022 at the time of loan approval. Solid Revenue Growth 66% 5-year CAGR1 Significant Scale Facilitated more than $3.9 billion in gross loan issuance covering over 2.4 million loans, since inception Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 82% of decisions in Q2 2022 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Robust Customer Demand More than 1.5 million applications in 1H 2022, 83% mobile generated Exceptional Customer Satisfaction Net Promoter Score of 822; 3,400+ Trustpilot customer reviews with 4.7 / 5.0 average rating

4 Executive Management Team with Substantial Financial Services Experience Todd Schwartz Founder, Chief Executive Officer, and Executive Chairman Schwartz Capital Group Pamela Johnson Chief Financial Officer Heights Finance; Pioneer Financial Services Manuel Chagas Chief Operating Officer Discover Financial Services; McKinsey & Company; Accenture Elizabeth Simer Chief Strategy Officer Discover Financial Services; Square (Block); Intuit Christopher McKay Chief Risk and Analytics Officer HSBC; Capital One Yuri Ter-Saakyants Chief Technology Officer Insureon; Mediaocean Marv Gurevich General Counsel Enova; Avant Stacee Hasenbalg Chief Compliance Officer Avant; BMO Financial Group; Mayer Brown

5 High Percentage of Americans Lack Savings and/or Credit Access 60 million U.S. adults lack access to traditional credit1 64% of U.S. consumers live paycheck to paycheck2 44% of U.S. adults have savings to cover a $1,000 unplanned expense3 1. Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 2. LendingClub Corporation. "New Reality Check: The Paycheck-To-Paycheck Report: The Credit Edition.“ PYMNTS.com, May 2, 2022 3. Bennett, Karen. “Survey: Less than half of Americans have savings to cover a $1,000 surprise expense.” Bankrate.com, January 19, 2022

6 We Help Everyday Consumers Solve Everyday Problems Our Typical Customer: Established Credit History Median Income Employed Bank Account >30 Years Old College-Educated No Savings OppFi customers can use proceeds for any unexpected expense Medical Family Car Trouble Education Housing

7 7 A Cheaper, Better Product for Non- Prime Traditionally financing options for the underbanked have been limited, with exorbitant interest rates and poor customer service OppFi Advantage: The OppFi Approach to Lending OppFi Market Leading Terms Underbanked Option APRs Simple interest, amortizing installment loans with no balloon payments No origination, late, or NSF fees No prepayment penalties Market-based offers provide options based on amount, interest rate, and term Report to the 3 major credit bureaus Work compassionately with customers who require payment plan modification TurnUp program helps consumers find most affordable loan even if that option isn’t with us 1. Credit Karma; based on average charge of $34 on average transaction of $24 to be repaid within three days 2. CFPB; from 2017 lawsuit, the annual percentage rates for four tribal lenders’ installment loan products was between 440% and 950% 3. FTC and CFPB; based on title lenders charging average of 25% per month and typical two-week payday loan with a $15 per $100 fee 4. FTC; based on $83/month, 12-month Lease to Own (“LTO”) plan to purchase ~$500 item and $39/week, 48-week LTO plan to purchase ~$600 item 5. Lend Academy; assumes $200 amount financed with $5 finance charge 7 days between the advance and employee’s regularly scheduled paydate ~17,000% ~450% - 950% ~300% - 400% ~100% - 300% ~130% 59% - 160% 0% 200% 400% 600% 800% 1000% 1200% Bank Overdraft Tribal Lenders Payday & Title Loans Lease to Own Earned Wage Access 532 41 Average Loan Amount ~$1,500 Average Term ~11 Months ~17,000 ~450%- 950% ~300%- 400% ~100%- 300% ~59%- 160%~

OppFi’s proprietary algorithms powered by Artificial Intelligence are designed to better predict ability and willingness to repay Leverage Billions of Data Points to Make Credit Scores Obsolete ~11 BILLION Data Points AI-Powered Proprietary Scoring Algorithm 13+ Million Applications 22+ Million Repayments 2+ Million Loans ~500 Attributes per Repayment 8

Technology-Fueled Proprietary Algorithms Provide Real-Time Insights

- 100% Cloud Platform
- Leads Decision Engine
- Machine Learning
- Bank Verification
- Income Verification
- Modern Data Warehouse

- AI Powered Conversion, Approvals & Servicing
- Next Best Action Workflow Optimization
- Continuous A/B Testing
- Real-time Data & Analytics
- Microservice Infrastructure

DECISIONS POWERED BY…

- Consumer Behavior
- Income Data
- Bank Data
- Employment Data
- Alternative Bureau Data
- Marketing Source

Visibility across non-prime risk spectrum enables the targeting of creditworthy borrowers more effectively, providing flexibility to change model criteria quickly

OppFi

9

10 OppFi Growth Strategy Accelerate Profitable Growth Drive profitable core product volume growth Serve more non-prime consumers with product extensions, new structures, and/or strategic partnerships Expand into new customer types via M&A • Continue to test / iterate on market-based offers • Refine underwriting model, focusing on best credit tiers • Reduce acquisition costs, with more targeted marketing campaigns by focusing on referrals, direct mail, and conversion funnel optimization • Enter adjacent market segments, utilizing different business model with minimal balance sheet or credit risk • Secure new capital-efficient funding structures • Explore new relationship structures with banks • Acquire enterprise that could provide credit access to other customer types in adjacent lending categories, diversifying business mix

11 Understanding Our Customer Value Over 1,7851 Customers2 Surveyed 1,426 of 1,785 took the time to write a personal note about their experience 87% of the remarks were positive Overall Experience 91% had a very positive or positive experience3 We Are There When Others Are Not … 50% were turned down by a bank or credit union 50% were turned down by another lender ALMOST OVER Our Impact What would happen to our customers without OppFi? FALL BEHIND ON THEIR BILLS RISK LOSING THEIR JOB FACE THE PROSPECT OF LOSING THEIR HOUSING FACE POTENTIAL BANKRUPTCY 80%+ 30% 30% 13% “OppLoans gave me a chance. And I have not let them down and I will not let them down. I hope they can continue rescuing people such as myself!” 1. As of 5/2/2022 2. Survey is based on California customers only 3. 77% had a very positive experience and 14% had a positive experience

Financial Performance

13 Platform with Proven Ability to Scale Profitably Adjusted EBITDA Adjusted Net IncomeRevenue ($ in millions) $70 $134 $268 $323 $351 17A 18A 19A 20A 21A $22 $52 $97 $101 $117 17A 18A 19A 20A 21A $11 $28 $53 $55 $66 17A 18A 19A 20A 21A Note: Reconciliation of non-GAAP to GAAP financials for 2017 through 2021 located in Appendix Margin 31% 39% 36% 31% 33% Margin 16% 21% 20% 17% 19%

On track for annualized $15 million in after-tax reduction in operational cost base, exiting 2022: More efficient marketing spending leading to lower cost per funded loan Reduced vendor expenses Headcount rationalization Lower interest expenses from new financing agreements Normalization of costs after going public last year Continued increases in operational leverage position OppFi well for post-COVID demand Operational Efficiencies: Automation & Expense Savings 14 Increasing Automated Approvals (AAR) 0% 7% 18% 26% 60% 2017 2018 2019 2020 2021 0%

15 Grown liquidity ~6x of 2017 levels Decreased cost of borrowing by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements, • asset-backed facilities, • bank provided asset-based loans, • forward flow arrangements, and • total return swap Ample debt capacity provides a means to fund future growth without equity Liquidity ($ in millions) $55 $126 $207 $142 $274 $282 $338 $40 $52 $140 $338 $158 $132 $212 $11 $23 $36 $46 $62 $60 $58 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $201 $383 $526 $494 $474 $608 Reduced Cost of Financing and Strong Balance Sheet to Power Growth

Quarterly Key Performance Indicators

UNAUDITED QUARTER ENDED

($ in millions), except Total Marketing Cost	6/30/2021	6/30/2022
Net Originations[1]	$144	$226
Ending Receivables[2]	$260	$402
% of Originations by Bank Partners	93%	95%
Net Charge-Offs as % of Avg. Receivables[3]	28%	51%
Average Yield[4]	129%	118%
Automatic Approval Rate[5]	51%	62%
Total Marketing Cost per New Funded Loan[6]	$245	$206
Total Marketing Cost per Funded Loan[7]	$72	$82

Key Highlights

Net originations increased 57% year over year

Ending receivables increased 54% year over year as a result of strong origination growth YoY

Net charge-offs as % of average receivables increased to 51% versus 28% year over year, which is an improvement over Q1-2022 but continues to reflect elevated delinquencies from higher loss customer segments that we have continued to cut throughout Q2-2022

Yield decreased year over year due to introduction of personalized pricing and increased delinquency

Automatic approval rate increased to 62% from 51% year over year, reflecting the continued application of algorithmic automation projects that streamline the origination process

Total marketing cost per new funded loan decreased by 16% year over year due to reduced investment in direct mail spend combined with higher customer conversion rates

1. Net originations include both originations by bank partners on the OppFi platform, as well as direct originations by OppFi.
2. Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans.
3. Net charge-offs as a percentage of average receivables (defined as unpaid principal of both on- and off-balance sheet loans) represents total charge offs from the period less recoveries as a percent of average receivables. OppFi charges off loans after they are more than 90 days delinquent.
4. Average Yield is defined as annualized interest income from the period as a percent of average receivables
5. Auto-Approval Rate is calculated by taking the number of approved loans that are not decisioned by a loan advocate or underwriter (auto-approval) divided by the total number of loans approved.
6. Marketing Cost per New Funded Loan represents marketing cost per funded loan for new loans. This metric is the amount of direct marketing costs incurred during a period divided by the number of new funded loans originated during that same period.
7. Marketing Cost per Funded Loan represents marketing cost per funded loans (including new and returning customer loans). This metric is the amount of direct marketing costs incurred during a period divided by the number of funded loans originated during that same period.

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OppFi

17 Full Year 2022 Outlook1 Total Revenue Growth 20% to 25% Adjusted Operating Expense2 Margin Profitability (Adjusted Basis) Break-Even or Modest Net Loss 1. As disclosed in the second quarter 2022 earnings press release issued on August 9, 2022. 2. Adjusted Operating Expense is defined as total expenses excluding interest expense, add backs and one-time items. Adjusted Operating Expense is not a financial measure determined in accordance with GAAP. 43% to 47%

18 Long-Term Targets Net Revenue Margin 70% Adjusted Operating Expense1 Margin 44% Adjusted EBITDA Margin 30% Adjusted Net income Margin 15% 1. Adjusted Operating Expense is defined as total expenses excluding interest expense, add backs and one-time items. Adjusted Operating Expense is not a financial measure determined in accordance with GAAP.

19 Appendix

20 Fair Value Valuation 1. Stated as a percentage of loan receivable. 2. Represents rate applied to on-balance unpaid principal receivables, inclusive of adjustment for accrued interest. Key Highlights • Default rate increased by 100bps due to recent elevated loss rates • Prepayment rate decreased by 495bps • Discount rate increased 330bps primarily due to increases in the risk-free rate and equity risk premium UNAUDITED PERIOD ENDED ($ in thousands) 6/30/2022 3/31/2022 Outstanding Principal $394,709 $332,517 Accrued Interest $12,917 $10,674 Interest Rate 149.9% 147.7% Discount Rate 24.9% 21.6% Servicing Cost1 (5.0)% (5.0)% Remaining Life 0.637 years 0.617 years Default Rate1 19.5% 18.5% Accrued Interest1 3.3% 3.2% Prepayment Rate1 16.4% 21.3% Premium to Principal2 10.9% 11.3%

21 Pro Forma Share Count as of June 30, 2022 Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock held by Public and Founders 13,632,260 13,632,260 13,632,260 13,632,260 Shares held by public shareholders, including founders, underwriters and private placements Class A and Class V Common Stock Held by Pre-Business Combination OppFi Equity holders 70,229,696 70,229,696 70,229,696 70,229,696 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Total Currently Issued and Outstanding Shares of Common Stock 83,861,608 83,861,608 83,861,608 83,861,608 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Earn-Out Shares 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equity holders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 83,861,608 92,361,956 100,861,956 109,361,956 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022. This presentation excludes: 615,652 shares purchased as Treasury Stock 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 11,487,175 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,200,000 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

22 Adjusted EBITDA and Adjusted Net Income Reconciliation Table ($ in millions) 2017 2018 2019 2020 2021 Net Income $3 $10 $33 $78 $90 FV adjustments 10 26 35 (8) - Debt Issuance Cost 1 1 2 2 2 Other Addback and One-Time Expenses1 1 1 1 2 (8) Adjusted EBT 15 37 71 74 84 Pro-Forma Taxes2 (4) (9) (18) (18) (18) Adjusted Net Income 11 28 53 55 66 Pro-Forma Taxes2 4 9 18 18 18 Depreciation and Amortization 1 2 4 7 10 Interest Expense 6 12 21 19 22 Business (Non-income) Taxes - 0 1 2 1 Adjusted EBITDA $22 $52 $97 $101 $117 Note: Excludes transaction expenses 1. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 2. Assumes a tax rate of 25% for the years ended December 31, 2017, December 31, 2018, December 31, 2019, and December 31, 2020 and a 21.6% tax rate after, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.

2323 Contact Information Shaun Smolarz Head of Investor Relations investors@oppfi.com